Cantor Fitzgerald Government Money Market Fund

January 6, 2025

Supplement to the prospectus, dated August 28, 2024.

Dear Investor,

The purpose of this supplement is to update certain information in the prospectus for Cantor Fitzgerald Government Money Market Fund (the “fund”), a series of UBS Series Funds, as described below.

The fund will be open for business (and shares of the fund can be purchased and redeemed) on January 9, 2025. However, the fund will advance the final time by which orders to buy or sell shares must be received by the transfer agent to 3:00 p.m. (Eastern time).

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

© UBS 2025. All rights reserved.

UBS Asset Management (Americas) LLC

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